AUGUST 11, 2020

SUPPLEMENT TO

THE HARTFORD HIGH YIELD FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

At a meeting held on August 4-5, 2020, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the contractual investment management fee schedule and changes to the expense reimbursement arrangements for The Hartford High Yield Fund (the “Fund”) effective September 1, 2020. In addition, the principal investment strategy of the Fund is being revised effective as of the same date. Accordingly, the above referenced Summary Prospectus is revised as follows effective September 1, 2020:

(1)	Under the heading “Your Expenses” in the above referenced Summary Prospectus, the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples, are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees(2)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses(3)	0.27%	0.23%	0.20%	0.27%	0.25%	0.20%	0.15%	0.09%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.03%	1.74%	0.71%	1.28%	1.01%	0.71%	0.66%	0.60%
Fee waiver and/or expense reimbursement(5)	0.07%	0.00%	0.01%	0.00%	0.03%	0.03%	0.00%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	0.96%	1.74%	0.70%	1.28%	0.98%	0.68%	0.66%	0.56%
(1)	For investments of $1 million or more, a 1.00% maximum deferred sales charge may apply.
(2)	“Management fees” have been restated to reflect current fees.
(3)	“Other expenses” have been restated to reflect current expenses.
(4)	“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report and semi-annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report and semi-annual report in the financial highlights table for the applicable period also does not reflect the restated “Management fees” or the restated “Other expenses.”
(5)	Effective September 1, 2020, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.95% (Class A), 1.75% (Class C), 0.69% (Class I), 1.27% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.66% (Class Y), and 0.55% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	You invest $10,000
•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$544	$756	$987	$1,647
C	$277	$548	$944	$2,052
I	$72	$226	$394	$882
R3	$130	$406	$702	$1,545
R4	$100	$319	$555	$1,234
R5	$69	$224	$392	$880
Y	$67	$211	$368	$822
F	$57	$188	$331	$746

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$544	$756	$987	$1,647
C	$177	$548	$944	$2,052
I	$72	$226	$394	$882
R3	$130	$406	$702	$1,545
R4	$100	$319	$555	$1,234
R5	$69	$224	$392	$880
Y	$67	$211	$368	$822
F	$57	$188	$331	$746

(2)	Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the third sentence is deleted and replaced with the following sentence:

The Fund may invest up to 30% of its net assets in securities of foreign issuers, including non-dollar securities and securities of emerging market issuers.

(3)	Under the heading “Principal Risks” in the above referenced Summary Prospectus, the following is added:

Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7457	August 2020